SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 22, 2012

Fullcircle Registry, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-51918	87-0653761
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

161 Alpine Drive, Shelbyville, KY 40065

(Address of principal executive offices)

Registrant's telephone number, including area code: (502) 410-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 22, 2012, Isaac Boutwell and David E. Allen resigned from the Board of Directors for personal reasons.

On July 8, 2012, Norman L. Frohreich, as sole remaining director, appointed Alec Stone and Carl R. Austin to the Board of Directors to fill the vacancies created by the resignations.

Alec Stone was born in 1941.  Mr. Stone has been an attorney in private practice since 1968.  Mr. Stone is not currently serving on the board of directors of any other public company.

Carl R. Austin was born in 1939.  He holds a B.S. degree from Indiana University. Mr. Austin is a retired developer and operator of supermarkets, shopping centers and various other businesses. He is not on the board of directors of any other public company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fullcircle Registry, Inc.

Date: July 10, 2012

By: /s/ Norman L. Frohreich

Norman L. Frohreich, President